Taxes on Income	12 Months Ended
Dec. 31, 2025
Taxes on Income [Abstract]
TAXES ON INCOME

NOTE 7 - TAXES ON INCOME:

Corporate taxation

The taxable income of Alarum, Safe-T Data A.R Ltd. (“Safe-T Data”) and CyberKick is subject to the Israeli regular corporate tax rate of 23%.

The taxable income of NetNut, based on management assessment, meets the criteria of a Preferred Technological Enterprise (“PTE”) under the Law for the Encouragement of Capital Investments, and accordingly, is eligible for a reduced tax rate of 12%. The Company has also obtained a tax ruling from the Israel Tax Authority regarding NetNut’s status as a PTE, which is in effect for the years 2024-2028, subject to certain provisions. Taxable income other than taxable income from the PTE regime is subject to the Israeli regular corporate tax rate.

The taxable income of NetNut Networks Inc. (“NetNut Networks”) is subject to a regular U.S. federal tax rate of 21%.

Tax assessments

Tax assessments filed by the Company, NetNut and Safe-T Data through 2020 are considered final.

Tax assessments filed by NetNut Networks through 2020 are considered final.

CyberKick has not been assessed since its incorporation.

Carryforward tax losses

Carryforward tax losses in Israel of the Company amounted to $19.0 million and $16.0 million as of December 31, 2025 and 2024, respectively.

Carryforward tax losses in Israel of Safe-T Data amounted to $ 43.6 million and $43.6 million as of December 31, 2025 and 2024, respectively.

Carryforward tax losses in Israel of CyberKick amounted to $ 4.2 million and $4.0 million as of December 31, 2025 and 2024, respectively.

Carryforward tax losses in Israel have no expiration date. Deferred tax assets on losses for tax purposes carried forward to subsequent years are recognized if utilization of the related tax benefit against a future taxable income is expected.

Deferred taxes

	Lease liabilities	Right-of-use assets	Intangible assets, net	Carryforward tax losses	Carryforward research and development expenses	Other	Total
Balance as of January 1, 2025	60	(60)	(100)	10	419	93	422
Changes within profit or loss	174	(174)	(122)	(10)	273	303	444
Balance as of December 31, 2025	234	(234)	(222)	-	692	396	866
Balance as of January 1, 2024	93	(93)	(164)	42	285	18	181
Changes within profit or loss	(33)	33	64	(32)	134	75	241
Balance as of December 31, 2024	60	(60)	(100)	10	419	93	422
Balance as of January 1, 2023	23	(23)	(852)	551	-	-	(301)
Changes within profit or loss	70	(70)	688	(509)	285	18	482
Balance as of December 31, 2023	93	(93)	(164)	42	285	18	181

Theoretical tax reconciliation

Following is a reconciliation of the theoretical taxes on income, assuming all income is taxed at the regular tax rates applicable to companies in Israel (see above) and the actual tax expense:

	Year ended December 31
	2025		2024		2023
	%	U.S. dollars in thousands	%	U.S. dollars in thousands	%	U.S. dollars in thousands
Profit (loss) before income tax	23	1,473	23	7,001	23	(6,089)
Theoretical tax expense (benefit)		339		1,610		(1,400)
Change in effective tax rate due to:
Tax benefits arising from a reduced tax rate under the PTE regime		(501)		(1,007)		(590)
Decrease in taxes resulting from utilization of losses in the reported year for which deferred taxes were not recognized in prior years		-		(12)		(843)
Increase in taxes resulting from non-deductible expenses		543		493		2,206
Increase in taxes resulting from losses in the reported year for which deferred taxes were not recognized		140		137		145
Taxes in respect of prior years		(11)		-		-
Tax expense (benefit)		510		1,221		(482)